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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No's:
333-32463 and 333-92228, each on Form S-8 of PerkinElmer, Inc., of our report dated August 12, 2002, appearing in this Annual Report on Form 11-K/A of PerkinElmer, Inc. Savings Plan for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
August 30, 2002